UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 25, 2022

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14201 Dallas Parkway

Dallas, TX 75254

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	NYSE
6.875% Senior Notes due 2031	THC31	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2022, Tenet Healthcare Corporation (the “Company”) and Ronald A. Rittenmeyer entered into an Amendment (the “Amendment”) to the Amended and Restated Employment Agreement dated as of September 1, 2021 (the “Employment Agreement”). The Amendment extends the term of the Employment Agreement from December 31, 2024 through December 31, 2025, subject to earlier termination in accordance with the terms of the Employment Agreement, and extended the date through which Mr. Rittenmeyer will serve as Executive Chairman from December 31, 2022 to December 31, 2023. In addition, the Amendment provides that, between January 1, 2024 and December 31, 2025 when Mr. Rittenmeyer will serve as a senior advisor to the Chief Executive Officer and the Company’s board of directors (the “Subsequent Period”), in addition to the other compensation provided for in the Employment Agreement, Mr. Rittenmeyer will be eligible to receive an annual incentive payment based on an annual target bonus opportunity of no less than 100% of his base salary, which will be $750,000 pursuant to the terms of the Employment Agreement. If Mr. Rittenmeyer’s employment is terminated during the Subsequent Period by the Company without “cause,” by Mr. Rittenmeyer for “good reason,” or as a result of Mr. Rittenmeyer’s death or “disability” (each as defined in the Employment Agreement), the severance payable to him will also include the Prior Year Bonus, the Pro-Rata Annual Bonus, the Pro-Rata Target Bonus and the Pro-Rata Remaining Bonus (each as defined in the Employment Agreement), subject to the terms and conditions set forth in the Employment Agreement.

The summary of the Amendment contained herein is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Employment Agreement between the Company and Ronald A. Rittenmeyer, effective as of February 25, 2022.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: February 25, 2022	By:	/s/ Thomas Arnst
	Name:	Thomas Arnst
	Title:	Executive Vice President, Chief Administrative Officer and General Counsel